AQR FUNDS

Supplement dated November 20, 2025 (“Supplement”)

to the Statement of Additional Information,

dated January 29, 2025, as amended (the “SAI”),

of the AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR

International Multi-Style Fund, AQR Emerging Multi-Style II Fund, AQR Large

Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR

International Momentum Style Fund, AQR Large Cap Defensive Style Fund,

AQR International Defensive Style Fund and AQR Global Equity Fund

(the “Funds”)

This Supplement updates certain information contained in the SAI. Please review this important information carefully. You may obtain copies of the Funds’ Summary Prospectuses, Prospectuses and SAI free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

Effective November 20, 2025, the Board has appointed Roy Swan as Chairperson of the Audit Committee of the Board of Trustees of the AQR Funds. All references to the previous Chairperson of the Audit Committee are hereby deleted and replaced with reference to Mr. Swan.

Effective January 1, 2026, the section entitled “Management of the Funds,” beginning on page 27 of the SAI, is hereby deleted in its entirety and replaced with the following:

Management of the Funds

The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees consists of six individuals (each, a “Trustee”), four of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser and the Funds’ administrator, subject always to the investment objectives and policies of each of the Funds and to general supervision of the Board of Trustees. The Disinterested Trustees and the Trustee who is a non-management “interested person” of the Trust (the “Non-Management Interested Trustee”) have retained independent legal counsel to assist them in connection with their duties.

Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Disinterested Trustees[2]

Gregg D. Behrens, M.M., 1952	Chairperson of the Board, since January 2026; Trustee, since 2011	Retired from Northern Trust Company (1974- 2009) (banking)	29	Kiwibank (2022- 2023); Kiwi Wealth (wealth management) (2020 -2022)

Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Professor, Columbia Business School (since 2002)	29	Exchange Traded Concepts Trust (18 portfolios) (since 2011)

Kathleen M. Hagerty, Ph.D., M.B.A. 1953	Trustee, since 2022	Provost (since 2020) and Associate Provost (2019-2020), Northwestern University; Interim Dean (2019-2020), Senior Associate Dean (2016-2019) and Professor (since 1984), Kellogg School of Management, Northwestern University	29	None

Roy Swan, 1964	Trustee, since November 2025	Head of Mission Investments, The Ford Foundation (since 2018)	29	Parnassus Funds (6 portfolios) (since 2021); Parnassus Income Funds (2 portfolios) (since 2021);Freddie Mac (2024-2025); Varo Bank (2021-2023); Aequi Acquisition Corp. (2020-2023)

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Non-Management Interested Trustees[3]

Lisa Polsky, 1956	Trustee, since November 2025	Corporate Board Service	29

Director, Pershing Square USA, Ltd. (since 2024);

Director, HSBC North America Holdings, Inc. (since 2023); HSBC BankUSA,

N.A. (since 2023); Director, MFA

Financial Inc. (since 2020); Director,

Vertex Holdco, Inc. (2021-2024); Trustee, Guardian Life - Variable Products Trust (2016-2022); Director, Deutsche Bank AG U.S.

(2016-2021)

Interested Trustees and Officers[4]

John Howard, 1969	Trustee, since November 2025; Chief Executive Officer and President, since 2023	Principal, Co-Chief Operating Officer and Head of US Wealth, AQR Capital Management, LLC (since 2011)	29	None

Additional Officers

H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal, Chief Legal Officer and Global Head of Compliance and Risk, AQR Capital Management, LLC (since 2013)	N/A	N/A

Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)

Patrick Ryan, CPA, 1965	Assistant Treasurer, since 2020	Principal and Chief Financial Officer, AQR Capital Management, LLC (since 2012)	N/A	N/A

Matthew Plastina, 1970	Chief Financial Officer and Treasurer, since 2022	Executive Director, AQR Capital Management, LLC (since 2018); Executive Director, JP Morgan Investment Management (2010-2018)	N/A	N/A

Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009, Secretary, since 2022	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

Roxana Steblea-Lora, 1980	Assistant Treasurer, since May 2024	Executive Director, AQR Capital Management, LLC (since 2017)	N/A	N/A

1  Each Trustee serves until the election and qualification of a successor, or until death, resignation, removal or retirement pursuant to the mandatory retirement age, if any, as set by the Trustees, or declaration of incompetence by a court of appropriate jurisdiction, as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Disinterested Trustees on a case-by-case basis, as appropriate. The table shows the time period for which each individual has served as a Trustee or officer, as applicable. There is no set term of office for Trustees.

2  A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

3  The Non-Management Interested Trustee is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Ms. Polsky is currently an “interested person” of the Trust based on her directorship at another company that is not an affiliate of the Adviser. Ms. Polsky does not currently serve as an officer or employee of the Adviser or its affiliates or own any securities of the Adviser. Effective January 24, 2026, Ms. Polsky will be a Disinterested Trustee.

4  The Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Howard is an “interested person” of the Trust because of his position with the Adviser.

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Funds, has engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-Laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, four of whom are Disinterested Trustees. The Board currently conducts regular in-person and virtual meetings and holds special virtual or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees and Non-Management Interested Trustee also meet in executive session, at which Mr. Howard, as an Interested Trustee, is not present. The Disinterested Trustees and Non-Management Interested Trustee have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Behrens, a Disinterested Trustee, to serve as Chairperson of the Board. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., the Audit Committee and the Nominating and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, which carries out the Funds’ investment management and business affairs and other service providers in connection with the services they provide to the Funds. Each of the Adviser and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each other, the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through his or her executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 50 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.

Mark A. Zurack, M.B.A., CFA. Mr. Zurack has served as a Trustee of the Trust since 2014. In addition, he has more than 40 years of business and executive experience specifically in equity markets, equity derivatives and related products. Mr. Zurack has 22 years of experience as a professor at Columbia Business School and extensive experience in various executive and other positions serving 18 years at Goldman Sachs & Co. He also has corporate governance experience serving as a trustee for Exchange Traded Concepts Trust and as director/trustee for not-for-profit organizations.

Kathleen M. Hagerty, Ph.D., M.B.A. Ms. Hagerty has served as a Trustee of the Trust since 2022. Ms. Hagerty has more than 40 years of experience as a professor of finance at Northwestern University, holding many leadership positions within the Kellogg School of Management. She currently serves as the Provost of Northwestern University and holds the First Chicago Professorship in Finance at the Kellogg School of Management. Ms. Hagerty also has corporate governance experience serving on the board of a not-for-profit organization and having served as a member of the National Adjudicatory Council of the National Association of Security Dealers. She also has consulting experience providing derivatives training to various financial services firms.

Roy Swan. Mr. Swan has served as a Trustee of the Trust since November 2025. Mr. Swan previously served as a member of the Board’s Advisory Board from May 2024 until his election to the Board on November 13, 2025. Mr. Swan has over 30 years of experience in investment management, banking, corporate finance, law and public policy. Since 2018, he has served as the head of Mission Investments at The Ford Foundation. He has extensive experience in various executive and other positions, including serving as President and Chief Operating Officer of Morgan Stanley Trust, co-head of Global Sustainable Finance at Morgan Stanley, Chief Financial Officer of Carver Federal Savings Bank, and Chief Investment Officer at Upper Manhattan Empowerment Zone. Mr. Swan began his career as a Financial Analyst in Mergers & Acquisitions at The First Boston Corporation followed by his role as a Mergers & Acquisitions lawyer at Skadden, Arps, Slate, Meagher & Flom LLP. He also has extensive corporate governance experience, including serving as a trustee of the Parnassus Funds and Parnassus Income Funds, as well as service on the boards of various not-for-profit organizations.

Lisa Polsky. Ms. Polsky has served as a Trustee of the Trust since November 2025. Ms. Polsky previously served as a member of the Board’s Advisory Board from May 2025 until her election to the Board on November 13, 2025. Ms. Polsky has over 45 years of experience in asset management, risk management, and corporate governance. Ms. Polsky retired from CIT Group Inc. in 2015 as the Chief Risk Officer, where she worked closely with regulators to resolve regulatory issues and established a robust governance and risk framework. Prior to joining CIT Group, she held roles at Duff Capital Advisors, Jane Street Capital, and Morgan Stanley, and worked as an independent risk consultant. Ms. Polsky spent her early career at Bankers Trust developing its hedge fund business and at Citibank as a trader. She is in the Risk Management Hall of Fame, the Derivative Strategy Hall of Fame and is a Women’s Bond Club Merit Award winner and founding member of Women on Wall Street. Ms. Polsky has extensive corporate governance experience, including serving as a director of HSBC North America Holdings, Inc., HSBC Bank USA, N.A., Pershing Square USA, Ltd. and MFA Financial, Inc.

John Howard. Mr. Howard has served as a Trustee of the Trust since November 2025 and as Chief Executive Officer and President of the Trust since 2023. Mr. Howard is a Principal, Co-Chief Operating Officer and Head of US Wealth at the Adviser. Additionally, he is a longstanding member of the Adviser’s Executive Committee. Prior to joining the Adviser, Mr. Howard was the Chief Financial Officer

of AllianceBernstein and the Chief Financial Officer of Knight Capital Group, where he held various senior financial positions, including group controller and Chief Financial Officer of Knight Equity Markets International Ltd. based in London. Mr. Howard began his career at PriceWaterhouseCoopers LLP, where he was a senior manager in the securities industry practice. He earned a B.S. in accounting from Lehigh University and is a Certified Public Accountant.

Committees of the Board of Trustees

As discussed above, the Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Ms. Polsky is expected to serve as a member of each committee effective as of such date as she is no longer deemed an “interested person” of the Trust. Mr. Howard, as an Interested Trustee due to his position with the Adviser, is not a member of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met three times and the Nominating and Governance Committee met three times during the fiscal year ended September 30, 2024.

Audit Committee. Roy Swan serves as the Chairperson of the Audit Committee. The Audit Committee is required to meet at least twice a year and:

•	oversees the accounting, auditing and financial reporting processes of each of the Funds;

•	hires (and fires, if needed) the Funds’ independent registered public accounting firm (subject to the ratification of the Board of Trustees);

•

pre-approves all audit, audit-related, tax and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates if those non-audit services relate directly to the operations and financial reporting of the Funds;

•

reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;

•

receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;

•	considers all critical accounting policies and practices to be used by each of the Funds and any proposed alternative treatments thereof; and

•	investigates any improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting.

Nominating and Governance Committee. Kathleen M. Hagerty, Ph.D., M.B.A., serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:

•	reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;

•	reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;

•	undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and

•	meets with the Funds’ management to review reports and other information concerning the status of the Funds’ operations, procedures, and processes.

If there is a vacancy on the Board, the Nominating and Governance Committee will:

•	identify and evaluate potential candidates to fill any such vacancy on the Board;

•	select from among the potential candidates a nominee to be presented to the full Board for its consideration; and

•	recommend to the Board a nominee to fill any such vacancy.

When seeking suggestions for nominees to serve as disinterested trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.

Fund Ownership of the Trustees

The following table sets forth, for each Trustee, the dollar range of shares owned in a Fund as of December 31, 2024 (unless otherwise indicated), as well as the aggregate dollar range of shares owned by the Trustee in the Trust as of the same date:

Name of Trustee	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies

	Name of Fund	Dollar Range

Disinterested Trustees

Gregg D. Behrens, M.M.	AQR Large Cap Multi-Style Fund	$50,001 - $100,000	Over $100,000*

Mark A. Zurack, M.B.A., CFA	AQR International Multi-Style Fund	$50,001 - $100,000	Over $100,000

	AQR Small Cap Multi-Style Fund	Over $100,000

Kathleen M. Hagerty, Ph.D., M.B.A.	N/A	None	Over $100,000*

Roy Swan**	AQR Emerging Multi-Style II Fund	$1 - $10,000	Over $100,000*

	AQR Global Equity Fund	$1 - $10,000

	AQR International Defensive Style Fund	$1 - $10,000

	AQR International Momentum Style Fund	$1 - $10,000

	AQR International Multi-Style Fund	$1 - $10,000

Name of Trustee	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies

	Name of Fund	Dollar Range

	AQR Large Cap Defensive Style Fund	$1 - $10,000

	AQR Large Cap Momentum Style Fund	$1 - $10,000

	AQR Larg Cap Multi-Style Fund	$1 - $10,000

	AQR Small Cap Momentum Style Fund	$1 - $10,000

	AQR Small Cap Multi-Style Fund	$1 - $10,000

Non-Management Interested Trustee

Lisa Polsky***	N/A	None	Over $100,000*

Interested Trustee

John Howard**	N/A	None	Over $100,000*

*Trustee holds equity securities in other series of the Trust which are described in a separate Statement of Additional Information.

** Mr. Swan’s and Mr. Howard’s holdings are reported as of September 30, 2025.

*** Ms. Polsky’s holdings are reported as of November 14, 2025.

Fund Ownership of the Trustees and Officers

As of September 30, 2025, the Trustees and officers of the Trust owned in the aggregate less than 1% of each Fund.

Compensation of Trustees and Certain Officers

Officers of the Trust and Trustees who are “interested persons” of the Trust, except for Non-Management Interested Trustees, do not receive any compensation from the Trust. Effective January 1, 2026, the annual retainer paid to Disinterested Trustees and Non-Management Interested Trustees is $200,000 per year, which includes four regularly scheduled quarterly Board meetings and up to four additional special meetings (the “Retainer Meetings”). The Disinterested Trustees and Non-Management Interested Trustee will receive $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairperson of the Board receives an annual retainer of $42,500, the Chairperson of the Audit Committee receives an annual retainer of $25,000 and the Chairperson of the Nominating and Governance Committee receives an annual retainer of $15,000. Prior to January 1, 2026, the annual retainer paid to Disinterested Trustees and Non-Management Interested Trustees was $195,000 per year for the Retainer Meetings and $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairperson of the Board received an annual retainer of $40,000, the Chairperson of the Audit

Committee received an annual retainer of $22,500 and the Chairperson of the Nominating and Governance Committee received an annual retainer of $12,500. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits. Trustees who previously served as Advisory Board members received the same compensation as paid to Trustees during their tenure as Advisory Board members.

The table below shows the compensation that was paid to the Disinterested Trustees and Non-Management Interested Trustee for the Funds’ fiscal year ended September 30, 2024:

Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust

Gregg D. Behrens, M.M., Disinterested Trustee, Chairperson of the Board*	None	$197,500

Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	None	$185,000

Kathleen M. Hagerty, Ph.D., M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairperson**	None	$185,000

Roy Swan, Disinterested Trustee, Audit Committee Chairperson***	None	$77,083

Lisa Polsky, Non-Management Interested Trustee****	None	N/A

William L. Atwell, M.B.A., Former Disinterested Trustee, Former Chairperson of the Board*****	None	$225,000

L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson******	None	$207,500

Name of Person, Position	Aggregate Compensation from the AQR Large Cap Multi-Style Fund	Aggregate Compensation from the AQR Small Cap Multi-Style Fund	Aggregate Compensation from the AQR International Multi-Style Fund	Aggregate Compensation from the AQR Emerging Multi-Style II Fund

Gregg D. Behrens, M.M., Disinterested Trustee, Chairperson of the Board*	$13,616	$1,453	$6,733	$6,143

Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$12,700	$1,366	$2,589	$2,255

Kathleen M. Hagerty, Ph.D., M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairperson**	$12,700	$1,366	$6,286	$5,736

Roy Swan, Disinterested Trustee, Audit Committee Chairperson***	$5,179	$556	$2,589	$2,255

Name of Person, Position	Aggregate Compensation from the AQR Large Cap Multi-Style Fund	Aggregate Compensation from the AQR Small Cap Multi-Style Fund	Aggregate Compensation from the AQR International Multi-Style Fund	Aggregate Compensation from the AQR Emerging Multi-Style II Fund

Lisa Polsky, Non-Management Interested Trustee****	N/A	N/A	N/A	N/A

William L. Atwell, M.B.A., Former Disinterested Trustee, Former Chairperson of the Board*****	$15,631	$1,643	$7,715	$7,036

L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson******	$14,349	$1,522	$7,090	$6,468

Name of Person, Position	Aggregate Compensation from the AQR Large Cap Momentum Style Fund	Aggregate Compensation from the AQR Small Cap Momentum Style Fund	Aggregate Compensation from the AQR International Momentum Style Fund	Aggregate Compensation from the AQR Large Cap Defensive Style Fund

Gregg D. Behrens, M.M., Disinterested Trustee, Chairperson of the Board*	$8,123	$1,950	$2,780	$34,263

Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$7,582	$1,830	$2,602	$31,938

Kathleen M. Hagerty, Ph.D., M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairperson**	$7,582	$1,830	$2,602	$31,938

Roy Swan, Disinterested Trustee, Audit Committee Chairperson***	$2,956	$683	$973	$11,601

Lisa Polsky, Non-Management Interested Trustee****	N/A	N/A	N/A	N/A

William L. Atwell, M.B.A., Former Disinterested Trustee, Former Chairperson of the Board*****	$9,314	$2,215	$3,169	$39,378

L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson******	$8,556	$2,047	$2,921	$36,123

Name of Person, Position	Aggregate Compensation from the AQR International Defensive Style Fund	Aggregate Compensation from the AQR Risk- Global Equity Fund

Gregg D. Behrens, M.M., Disinterested Trustee, Chairperson of the Board*	$3,243	$4,446

Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$3,034	$4,155

Kathleen M. Hagerty, Ph.D., M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairperson**	$3,034	$4,155

Roy Swan, Disinterested Trustee, Audit Committee Chairperson***	$1,144	$1,721

Lisa Polsky, Non-Management Interested Trustee****	N/A	N/A

William L. Atwell, M.B.A., Former Disinterested Trustee, Former Chairperson of the Board*****	$3,702	$5,085

L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson******	$3,410	$4,678

* Mr. Behrens was appointed Chairperson of the Board effective January 1, 2026. Prior to that date, Mr. Behrens served as Nominating and Governance Committee Chairperson.

** Ms. Hagerty served as Audit Committee Chairperson from May 29, 2025 through November 19, 2025. Ms. Hagerty was appointed Nominating and Governance Committee Chairperson effective January 1, 2026.

*** Mr. Swan was appointed as a Disinterested Trustee effective November 13, 2025 and appointed Audit Committee Chairperson effective November 20, 2025. Prior to that, Mr. Swan served as an Advisory Board member effective May 1, 2024.

**** Ms. Polsky was not paid any compensation for the fiscal year ended September 30, 2024, as she was appointed as a member of the Board’s Advisory Board effective May 29, 2025.

***** Mr. Atwell’s service on the Board ceased effective January 1, 2026.

****** Mr. Moravy’s service on the Board ceased effective May 19, 2025.

Personal Trading

The Trust and Adviser have each adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser and their affiliates. The codes of ethics, which were adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as appropriate, describe the fiduciary duties owed to shareholders of the Funds and to other advisory accounts by all Trustees, officers, members and employees of the Trust, and by the Adviser; establish procedures for personal investing; and restrict certain transactions.

The Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”) has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.

Proxy Voting Policies and Procedures

The Adviser has adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. A copy of the Proxy Policies is attached as Appendix A to this SAI.

Each Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Information about how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year: (i) without charge, upon request, by calling (866) 290-2688, (ii) on the Funds’ website at https://funds.aqr.com, and (iii) on the SEC’s website at sec.gov.

Portfolio Holdings Disclosure

On or about 15 days following the end of each calendar quarter, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. Each Fund will make its portfolio holdings information available to the general public on the Funds’ website at https://funds.aqr.com. Portfolio holdings of each Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the Annual Financial Statements and Other Information filed on Form N-CSR and on Form N-PORT; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the first six months of the Fund’s fiscal year will be filed as part of the Semi-Annual Financial Statements and Other Information filed on Form N-CSR and on Form N-PORT. The Trust’s Forms N-CSR and N-PORT (and its predecessor Form N-Q) will be available on the SEC website at sec.gov.

Non-public information regarding a Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers to the Funds, independent registered public accountants, counsel, administrator, transfer agent or custodians, who require access to such information in order to fulfill their contractual duties to the Funds, or consultants, data aggregators, mutual fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Funds, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the non-public portfolio holdings information received from the Funds confidential.

The Funds or the Adviser have entered into ongoing arrangements to disclose complete portfolio holdings more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to the following persons or entities:

•	The Board of Trustees of the Funds and, if necessary, Disinterested Trustee counsel and Fund counsel

•	Employees of the Adviser and its affiliates
•	The Custodians of the Funds
•	The Administrator of the Funds
•	The Transfer Agent of the Funds
•	The Distributor of the Funds
•	The Independent Registered Public Accounting Firm of the Funds
•	Bloomberg
•	Factset
•	ISS Governance Services
•	IHS Markit
•	Infinit Outsourcing, Inc.
•	Financial Recovery Technologies, LLC
•	Compliance Solutions Strategies
•	FundApps Limited
•	Donnelley Financial Solutions, Inc.
•	Ernst & Young LLP
•	Acuity Knowledge Partners
•	Lake Avenue Funding EC VII LLC

With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. As described above, the release of the portfolio holdings to these persons or entities is subject to confidential treatment to prohibit the person or entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Adviser and their affiliates do not receive any compensation in connection with such arrangements.

In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser provides information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Funds or serve as counterparties to the Fund’s derivative positions. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

The Adviser also may make available certain information about a Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.

Non-public portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Funds’ website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments after making a good faith determination that the disclosure would serve a legitimate business purpose of the Fund and is in the best interest of the Fund and its shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Trust’s Chief Compliance Officer and the executive officers of the Trust monitor the release of non-public information regarding the Trust. In order to assess whether there are any conflicts between the interests of the Funds’ shareholders and the interests of the Adviser or its affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments is not necessary with respect to the disclosure of certain non-public portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about a Fund’s portfolio prior to the public dissemination of portfolio holdings information.

The Adviser manages other accounts such as separate accounts, model portfolios, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Funds’ portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.

The Chief Compliance Officer of the Trust is responsible for ensuring that the Funds have adopted and implemented policies and procedures reasonably designed to ensure compliance with the Trust’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Funds’ compliance with this policy.

Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Trust upon determining that the exception is in the best interests of the Funds and their shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.

Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.

The Trustees reserve the right to amend the Trust’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust’s Chief Compliance Officer regarding any material compliance matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust’s policies and procedures regarding the dissemination of portfolio holdings information.

Effective January 24, 2026, Ms. Polsky will be a Disinterested Trustee. All references to her service as a Non-Management Interested Trustee are hereby deleted and replaced with reference to her service as a Disinterested Trustee.

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